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                                               This document consists of 7 pages
                                               of which this is page number one.
                                                 Index to exhibits is on Page 4.




                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: May 14, 1996



                        Commission File Number: 0-18976


                         CELTRIX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                                     94-3121462
  (State or other jurisdiction              (I.R.S. Employer Identification No.)
of incorporation or organization)



              3055 Patrick Henry Drive, Santa Clara, CA 95054-1815
             (Address of principal executive offices and zip code)


                 Registrant's Telephone Number: (408) 988-2500




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ITEM 5. OTHER EVENTS


     On May 14, 1996, Celtrix Pharmaceuticals, Inc., a Delaware corporation (the "Company") announced Fiscal Year-End Financial Results. Further details regarding this announcement are contained in the Company's news release dated May 14, 1996, attached as exhibit hereto and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) EXHIBITS

Exhibit 21   Celtrix Pharmaceuticals, Inc. News Release dated May 14, 1996.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                   CELTRIX PHARMACEUTICALS, INC. (Registrant)

Date: May 14, 1996                  By: /s/ MARY ANNE RIBI
                                    ----------------------
                                    Mary Anne Ribi
                                    Vice President, Finance & Administration and
                                    Chief Financial Officer (Duly authorized
                                    principal financial and accounting officer)




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                          CELTRIX PHARMACEUTICALS, INC.

                                INDEX TO EXHIBITS

Exhibit Number                                                              Page
- - --------------                                                              ----
Exhibit 21        Celtrix Pharmaceuticals, Inc. Press Release
                  dated May 14, 1996.                                          5




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